November 2010 Exhibit 99.1 Investor Presentation Leading Home Health Care & Hospice

Leading Home Health & Hospice
Forward-looking statements
This presentation may include forward-looking statements as defined by the
Private Securities Litigation Reform Act of 1995. These forward-looking statements are based upon current expectations and assumptions about our business that are subject to a variety of risks and uncertainties that could cause actual results to differ materially from those described in this presentation. You should not rely on forward-looking statements as a prediction of future events.
Additional information regarding factors that could cause actual results to differ materially from those discussed in any forward-looking statements are described in reports and registration statements we file with the SEC, including our Annual
Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q and
Current Reports on Form 8-K, copies of which are available on the Amedisys internet website http://www.amedisys.com or by contacting the Amedisys Investor
Relations department at (800) 467-2662.
We disclaim any obligation to update any forward-looking statements or any changes in events, conditions or circumstances upon which any forward-looking statement may be based except as required by law.
2
www.amedisys.com
NASDAQ: AMED
We encourage everyone to visit the
Investors Section of our website at
www.amedisys.com, where we
have posted additional important
information such as press releases,
profiles concerning our business
and clinical operations and control
processes, and SEC filings.
We intend to use our website to
expedite public access to time-
critical information regarding the
Company in advance of or in lieu of
distributing a press release or a
filing with the SEC disclosing the
same information.

Leading Home Health & Hospice
Management team
William F. Borne, Chairman and CEO
Founder and CEO since 1982
28 years leading the industry
Michael D. Snow, Chief Operating Officer
30 years leading health care operations
Wellmont, HealthSouth, HCA
Tim Barfield, Chief Development Officer
15 years of corporate development experience
Gov. Bobby Jindal , Vinson & Elkins, The Shaw Group
Dale E. Redman, CPA, Chief Financial Officer
34 years of senior level financial experience
Winward Capital, United Companies Financial
3
Jeffrey D. Jeter, Chief Compliance Officer
14 years of health care law and compliance expertise
Former Medicaid prosecutor,  LA AG for DOJ
Michael O. Fleming, Chief Medical Officer
29 years as a family physician
Former President of AAFP, first industry CMO
G. Patrick Thompson, Chief Information Officer
23 years of corporate administration experience
Arthur Andersen, Turner Industries, The Shaw Group
David R. Bucey, General Counsel
24 years of experience in corporate law
Coca-Cola Company, McKenna Long & Aldridge

Leading Home Health & Hospice
91%
9%
Home Health Hospice
Company overview
1
4
• Founded in 1982, publicly listed
1994
• 609 locations in 45 states
• Leading provider of home health
services
- Services include skilled nursing
and therapy services
• Growing hospice business
• 95% of Home Health revenue is
episodic based (both Medicare &
non-Medicare)
17,200 employees
Home Health:
- Daily visits = 35,000
- 9.1 million visits run rate in 2010
Hospice:
- Average daily census = 2,816
- Average length of stay = 87 days
2010 revenue guidance = $1.645 billion
1 For the quarter ended September 30, 2010
2 Provided as of the date of our Form 8-K filed with the Securities and Exchange Commission on October 26, 2010.
Stats
Revenue Mix

Leading Home Health & Hospice
Home Health Division

• Industry leader
– Strong national footprint – 537 locations across
45 states as of September 30
– $369 million revenue in 3Q 2010
• Strong clinical quality
• Experienced divisional leadership
• World-class technology platform + enhancing
operating platform
• Well positioned to capitalize on organic and
market opportunities
Clinical Focus
Industry
Leading
Technology
Consolidator

Leading Home Health & Hospice
Hospice Division

• Solid trajectory of internal growth
– 28% YTD growth in 2010; 21% growth over 2009
– $36 million revenue in 3Q 2010
• Record patient census
– Average daily census = 2,800+
• Operational efficiencies and quality care
processes drive strong margins
– Operating income margin = 20%
• Partnered with the country’s largest and leading
Home Health company
– Offering comprehensive continuum of at-home care
– Collective resources to drive operational and clinical
excellence
– Cross referral opportunities to drive growth
Essential to the
Care
Continuum
Experts in Pain
& Symptom
Management
Significant
Growth
Opportunity

Leading Home Health & Hospice
2.0%
8.6%
33.9%
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
30.0%
35.0%
40.0%
+ 65 Population Medicare Home Health
Spend
AMED Revenue
2005 - 2010 Compounded Annual Growth Rate
Strong Historical Industry Growth
7
1 Provided as of the date of our Form 8-K filed with the Securities and Exchange Commission on October 26, 2010.
Even Stronger Amedisys Growth
• Employee headcount grew from 6,200 in 2005 to 17,000 today
• 221 Care Centers sites in 2005 to 609 today
• $381M in revenues in 2005 to $1.645M projected for 2010

Leading Home Health & Hospice
Stronger Future Growth Expected

Sources: Centers for Disease Control and Prevention and CBO August 2010 Baseline and Company historical information
First Baby Boomer Turns 65 on 1/1/2011
• A new baby boomer will turn 65 every eight seconds for the next 19 years
2.0%
8.6%
33.9%
3.2%
9.4%
?
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
30.0%
35.0%
40.0%
+ 65 Population Medicare Home Health Spend AMED Revenue
2005-2010 2010-2020
Compounded Annual Growth Rate

Leading Home Health & Hospice
$30 $32
$35
$38
$42
$45
$49
$54
$59
$64
$70
$507
$524
$566
$569
$617
$652
$684
$741
$771
$805
$878
$-
$100
$200
$300
$400
$500
$600
$700
$800
$900
$1,000
2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019
Home Health & Hospice Spend Medicare Spend
Medicare market size
9
Total Medicare vs. Home Health and Hospice
Spend
Source: CBO's March 2009 Baseline: Medicare home health revenue, offset by cuts in Health Care Reform Bills. Kaiser Family Foundation fact sheet August 2010.  National Health Expenditure Projections, September 2010.
• Overall Medicare spend is expected to increase 68% during the next nine years
• Medicare home health & hospice spend growing faster (119%), but only a fraction of total
Medicare spend

Value Proposition
Home Health is the Low Cost Alternative

$50
Home Health
$5,765
Hospital
$544
Skilled Nursing
Facility
*
$5,293
Home Health
$28,191
Hospital
$14,688
Skilled Nursing Facility
Average cost per length of stay:
4.9 days
Hospital
Average length of stay:
Average per diem cost:
27 days
Skilled Nursing
Facility
106 days
Home Health
Leading Home Health & Hospice
Source: National Association for Home Health & Hospice, Medpac June 2010 Data Book

Leading Home Health & Hospice
2010  Challenges/Actions
• Challenges
– Volume short fall
• Driven by decline in recertification rate
– Exacerbated by recent trend in cost structure
• Higher percent of salaried clinicians than historical norm
• Had just completed investment in field resources
• Actions
– Portfolio Management
• Closing/Merging 39 care centers
• Reducing start-up pipeline
– Operational Changes
• Expanding home health to 11 regions headed by single VP’s
• Expanding to two hospice regions
• Increase field level decision making
• Enhancing on-boarding and training
– Cost Structure
• Pay per visit back to historical norms
• Focus on staffing and administrative efficiencies
– Admit Growth
• Ultimately drives long term success
• Expand clinical programs

$18-22 million EBITDA improvement

Leading Home Health & Hospice Our Long Term Strategy 12 Clinical Excellence Growth Efficiency

Quality Care Initiatives
“Research & Development”
Care Transition
Encore
Telehealth
Care Team Conference
Research & Development
Leading Home Health & Hospice
Improve Patient
Outcome -
Reduce ER &
Hospitalization

Leading Home Health & Hospice
Focus on Clinical Outcomes

Amedisys vs. Footprint – Outcomes December 2009
• Exceeded or met 11 out of 12 outcomes vs. footprint
• Awarded $3.6 million in pay for performance demonstration project from CMS
1
Lower % is better          Source:  Medicare
52
55
61
72
71
50
67
32
23
66
1
87
44
50
43
61 62
40
55
31
23
65
1
82
0
10
20
30
40
50
60
70
80
90
100
% of Patients
Amedisys Footprint

Leading Home Health & Hospice
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
14.0%
16.0%
2006 2007 2008 2009 3Q10 YTD
Internal Episodic Admit Growth
Home Health Growth - Internal
15
Historical
• Specialty programs
• Professional sales force / Mercury
Doc
• Blanket start-ups
• Clinical outcomes
Future
• Specialty programs
• Continued referral source communication
enhancements
• Targeted start-ups
• Clinical differentiation
• Health system & hospital partnerships
Internal Admit Growth
1
1
Internal episodic-based admit growth is the percent increase in our base/start-up episodic-based admissions for the period as a percent of the total episodic-based admissions of the prior period.

Leading Home Health & Hospice
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
2007 2008 2009 3Q10 YTD
Internal Episodic Admit Growth
Hospice Growth - Internal
16
Hospice: Aggressive build (current share is ~1.2%)
• $15 billion industry in the United States (NHPCO)
• US hospice patient volumes projected to grow by 40% over next 5 years (NHPCO)
• Building best hospice in the country based on clinical superiority
• Duke School of Medicine’s Institute on Care at the End of Life
Internal Episodic Admit Growth
1
1
Internal episodic-based admit growth is  the percent increase in our base/start-up episodic-based admissions for the period as a percent of the total episodic-based admissions of the prior period.

Leading Home Health & Hospice
Growth – External

• Acquisitions:  Home Care
– Continue to review opportunities
– Focused on strategic expansion – CON markets, footprint expansion, market depth, hospital system joint ventures
– Positioned well for increase in opportunities expected in 2011
• Acquisitions:  Hospice
– Continue to pursue opportunities – robust pipeline
– Focused on geographic expansion into Amedisys home health markets and market depth
• Other
– Exploring revenue diversification strategies and care management expansion opportunities
– Both internally developed or acquired

Leading Home Health & Hospice
Consolidation Opportunities

• Home health and hospice industries are highly fragmented
– 10,500 home health provider numbers
– 3,400 hospice provider numbers
• Small market share of publicly traded companies
– Account for 15% of home health Medicare revenue market
– Account for 12.5% of hospice Medicare revenue market
• Most are single-site, small, local or regional providers
– Independently-owned agencies
– Visiting nurse associations
– Facility and hospital-based

Leading Home Health & Hospice
Efficiency

• Flexible Labor Structure
– Increase pay per visit structure
– Quicker adherence to staffing ratios
• Infrastructure Investment
– Upgrading accounting and HR system to Peoplesoft
• More back office efficiency
• Greater scalability
– Field computer refresh
• Enhancing field wireless communication
– Continued investment in state-of-the-art operating system
– Rolling out hospice point of care in 2011

Leading Home Health & Hospice
Valuation Headwinds
• Regulatory focus on industry and Amedisys
– Senate Finance Committee industry inquiry (information requested from all four publicly traded companies)
– Securities Exchange Commission investigation of all four publicly traded companies
– Department of Justice investigation
• Industry reimbursement challenges
– Decline in 2011 reimbursement of 5.2%
– Decline in 2012 reimbursement of 2.9% proposed
– Rebasing in 2014
• Amedisys operational challenges and opportunities

Leading Home Health & Hospice
0.0
2.0
4.0
6.0
8.0
10.0
12.0
2005 -2008 Average 2009 2010 Current
Healthcare Providers /1 Home Health /2 Amedisys
Historical Multiples
21
• Home health component trading off its historical norms versus the larger healthcare services sector
• Amedisys at a substantial discount to rest of the home health companies
Source: Bloomberg
*Composed of healthcare providers reported  in Oppenheimer’s weekly index
Historical Healthcare Services Industry Multiples

Leading Home Health & Hospice
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
30.0%
35.0%
40.0%
45.0%
50.0%
2006 -2008 Average 2009 2010 YTD /1
Healthcare Services  /2 Home Health  /3 Amedisys
Historical Revenue Growth
22
• Historically, industry and Amedisys growth much greater than wider health care services sector
Historical Healthcare Services Revenue Growth
Source: Bloomberg
/1 2010 YTD revenue for 6 months ended 6/30/10; growth is calculated comparing 2010 YTD revenue to 2009 revenue for same period
/2 Composed of healthcare providers reported  in Oppenheimer’s weekly index
/3 Home Health peer group includes Gentiva, Almost Family and LHC Group ; revenues from Gentiva’s  divested CareCentrix business are backed out of revenues for the measurement period

Leading Home Health & Hospice
Review
• High industry growth rate
• Low cost sector in high cost healthcare industry
• Substantial cost saving initiatives underway
• Growth far in excess of historical industry norms
• Scalable infrastructure
• Reimbursement cuts to drive industry consolidation
• Strong liquidity and capital position
• Clinical quality and innovation

Tremendous
Opportunities

Leading Home Health & Hospice Financial Review 24

Leading Home Health & Hospice
Financial highlights

$-
$1.00
$2.00
$3.00
$4.00
$5.00
$6.00
$-
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
$1,800
2004 2005 2006 2007 2008 2009 2010
Projected Revenue
Actual Revenue
EPS

Leading Home Health & Hospice

Summary financial results
($ in millions, except per share data)
2008 2009 3Q09 3Q10
Net revenue $1,187.4 $1,513.5
$388.3
$404.7
Period-over-period growth 70.1% 27.5%
20.7%
4.2%
Gross margin 624.8 789.0
204.6
198.4
Percent of revenue 52.6% 52.1%
52.7%
49.0%
CFFO 150.7 247.7
88.6
47.2
Adjusted EBITDA
1
181.4 261.8
69.1
51.9
Percent of revenue 15.3% 17.3%
17.8%
12.8%
Adjusted Fully-diluted EPS
2
$3.31 $4.89
$1.29
$0.89
1
Adjusted EBITDA is defined as net income attributable to Amedisys, Inc. before provision for income taxes, net interest (income) expense, and depreciation and amortization plus certain adjustments (i.e. TLC integration costs incurred in 2008 and/or certain items incurred in 2010 which are detailed in our Form 8-K filed with the Securities and Exchange Commission on October
26, 2010). Adjusted EBITDA should not be considered as an alternative to, or more meaningful than, income before income taxes, cash flow from operating activities, or other traditional indicators of operating performance. This calculation of adjusted EBITDA may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate this non-GAAP financial measure in the same manner.
2 Adjusted diluted earnings per share is defined as diluted earnings per share plus the earnings per share effect of certain adjustments (i.e. TLC integration costs incurred in 2008 and/or certain items incurred in 2010 which are detailed in our Form 8-K filed with the Securities and Exchange Commission on October 26, 2010).  Adjusted diluted earnings per share should not be considered as an alternative to, or more meaningful than, income before income taxes, cash flow from operating activities, or other traditional indicators of operating performance. This calculation of adjusted diluted earnings per share may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate this non-GAAP financial measure in the same manner.

Leading Home Health & Hospice

Summary performance results
2008 2009 3Q09 3Q10
Agencies at period end 528 586
569
609
Period-over-period growth 49.2% 11.0%
12.7%
7.0%
Total visits 7,004,200 8,702,146
2,236,590
2,260,608
Period-over-period growth 62.8% 24.2%
19.0%
1.1%
Episodic-based admissions 199,371 231,782
57,767
63,472
Period-over-period growth 53.8% 16.3%
8.6%
9.9%
Episodic-based completed
episodes
353,076 411,975
105,107
104,997
Period-over-period growth 60.6% 16.7%
10.7%
-0.1%
Episodic-based revenue per
episode
$2,854 $3,166
$3,189
$3,294
Period-over-period growth 7.3% 10.9%
11.2%
3.3%

Leading Home Health & Hospice

Summary balance sheet
Dec. 31, 2009 Sep. 30, 2010
Assets
Cash $      34.5 $      128.0
Accounts Receivable, Net 150.3 136.5
Property and Equipment 91.9 117.8
Goodwill 786.9 790.4
Other 108.8 91.2
Total Assets $ 1,172.4 $ 1,263.9
Liabilities and Equity
Debt $    215.2 $    192.7
All Other Liabilities 220.9 223.0
Equity 736.3 848.2
Total Liabilities and Equity $ 1,172.4 $ 1,263.9
Leverage Ratio
Leverage Ratio, Net of Cash
0.8x
0.7x
0.7x
0.3x

Leading Home Health & Hospice
47.7
43.7
53.3
46.8
39.1
39.6
43.3
45.2
45.0
46.8
51.0
47.2
40.4
36.9
33.2
33.9
32.6
32.5
30.8
25.0
30.0
35.0
40.0
45.0
50.0
55.0
DSO - Net
(2)
29
Days revenue outstanding (DSO)
(1) Our calculation of days revenue outstanding, net at March 31, 2008 is derived by dividing our ending net patient accounts receivable (i.e. net of estimated revenue adjustments, allowance for doubtful accounts and excluding the patient accounts receivable assumed in the TLC Health Care Services, Inc. (“TLC”) and Family Home Health Care, Inc. & Comprehensive Home Healthcare Services, Inc. (“HMA”) acquisitions) by our average daily net patient revenue, excluding the results of TLC and HMA for the three-month period ended March 31, 2008.
(2) Our calculation of days revenue outstanding, net is derived by dividing our ending net patient accounts receivable (i.e. net of estimated revenue adjustments and allowance for doubtful accounts) by our average daily net patient revenue for the three-month period.
(1)

Leading Home Health & Hospice 30 Liquidity • Cash balance at 9/30/10 = $128M • Available line of credit (LOC): 9/30/10 = $235M • 2010 Estimated CFFO - Cap Ex = $170M

Leading Home Health & Hospice

Guidance
1
Calendar Year 2010
Net revenue: $1.625 - $1.645 billion
EPS: $4.20 - $4.35
Diluted shares : 28.5 million
2
3
1
Guidance excludes the effects of future acquisitions, if they are made.
2
Provided as of the date of our Form 8-K filed with the Securities and Exchange Commission on October 26, 2010.
3
Without adjustment for any shares that may be repurchased under our Share Repurchase Program.

Leading Home Health & Hospice
Key references

Open Letter to Shareholders:
http://www.amedisys.com/pdf/Letter_to_Shareholders.pdf
Wyatt Matas Report: (upon request)
kevin.leblanc@amedisys.com
Avalere Study:
http://www.amedisys.com/pdf/avalere_results_051109.pdf

Leading Home Health & Hospice
Contact information
Kevin B. LeBlanc
Director of Investor Relations
Amedisys, Inc.
5959 S. Sherwood Forest Boulevard
Baton Rouge, LA 70816
Office: 225.292.2031
Fax: 225.295.9653
kevin.leblanc@amedisys.com
33